EXHIBIT 24.1

                                POWER OF ATTORNEY



         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 100,000 Common Stock purchase options and 100,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              Signature                  Title                        Date


/s/ HARLAND C. STONECIPHER       Chairman of the Board            July 10, 1997
---------------------------      of Directors
    Harland C. Stonecipher

                                POWER OF ATTORNEY



         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 100,000 Common Stock purchase options and 100,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Signature                       Title                            Date


/s/ RANDY HARP           Chief Operating Officer,                July 10, 1997
-------------------       Chief Financial
    Randy Harp            Officer and Director

                                POWER OF ATTORNEY



         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 100,000 Common Stock purchase options and 100,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Signature                         Title                       Date

/s/ KATHLEEN S. PINSON        Vice President, Controller         July 10, 1997
------------------------        and Director
    Kathleen S. Pinson

                                POWER OF ATTORNEY



         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 100,000 Common Stock purchase options and 100,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                         Title                      Date

/s/ WILBURN L. SMITH                President and Director       July 10, 1997
-------------------------
    Wilburn L. Smith



/s/ PETER K. GRUNEBAUM              Director                     July 10, 1997
-------------------------
    Peter K. Grunebaum



/s/ CHARLES H. WALLS                Director                     July 10, 1997
-------------------------
    Charles H. Walls



/s/ FRANCIS A. TARKENTON            Director                     July 10, 1997
-------------------------
    Francis A. Tarkenton